Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1/10 – 3/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	April 19, 2010 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$2,395,640.64				$2,395,640.64		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$1,033,315.22
OTHER (ATTACH LIST)[1]	$7,200.00				$7,200.00		$355,912.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$7,200.00				$7,200.00		$1,389,227.62

NET PAYROLL	$24,894.06				$24,894.06		$427,018.95
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$20,791.81				$20,791.81		$606,671.86
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$84,996.77				$84,996.77		$1,699,489.37
U.S. TRUSTEE QUARTERLY FEES							$21,774.01
COURT COSTS
TOTAL DISBURSEMENTS	$130,682.64				$130,682.64		$2,754,954.19

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(123,482.64)				$(123,482.64)		$(1,365,726.57)
CASH — END OF MONTH	$2,272,158.00				$2,272,158.00		$2,272,158.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] Barney & Barney Insurance Premium Refund	$7,200.00
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$130,682.64
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$130,682.64

Account 9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 3/31/10

Balance per Bank		$2,298,135.16

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1230	$1,281.60
1231	$68.74
1232	$5,725.14
1233	$1,524.14
1234	$2,946.78
1235	$9,893.17

Total		$(21,439.57)
Other (List)

March service charge on bank not on books		$29.70
ADP debits on books not on bank ($4,510.35 + $56.94)		$(4,567.29)

Balance per Books		$2,272,158.00

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings, Janofsky & Walker, LLP	8/1/09 – 11/30/09	20% Holdback	PFF Bancorp	1219	3/2/10	$25,427.70	—	$962,537.00	$18,875.02

	1/1/10 – 1/31/10	$12,361.97	PFF Bancorp	1235	3/30/10	$9,875.20	$17.97	$972,412.20	$18,892.99
JH Cohn	8/1/09 – 11/30/09	20% Holdback	PFF Bancorp	1220	3/2/10	$3,493.60	—	$280,067.50	$5,334.21

Blank Rome	8/1/09 – 11/30/09	20% Holdback	PFF Bancorp	1221	3/2/10	$11,582.90	—	$277,564.00	$13,878.53
	8/1/09 – 11/30/09	20% Holdback	PFF Bancorp	1222	3/2/10	$6,605.40	—	$284,169.40	$13,878.53
	10/1/09 – 10/31/09	$23,301.68	PFF Bancorp	1225	3/3/10	$18,490.80	$188.18	$302,660.20	$14,066.71

Richards Layton & Finger	8/1/09 – 11/30/09	20% Holdback	PFF Bancorp	1223	3/2/10	$3,844.10	—	$97,762.10	$2,822.54
	12/1/09 – 12/31/09	$1,790.00	PFF Bancorp	1233	3/30/10	$1,432.00	$92.14	$99,194.10	$2,914.68
	1/1/10 – 1/31/10	$3,640.50	PFF Bancorp	1234	3/30/10	$2,912.40	$34.38	$102,106.50	$2,949.06

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 18
CUSTOMER CONNECTION	Last Statement: 02/26/2010
BANK OF AMERICA, N.A.	This Statement: 03/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	02/27/2010 – 03/31/2010	Statement Beginning Balance	$2,418,098.24
Number of Deposits/Credits	1	Amount of Deposits/Credits	$7,200.00
Number of Checks	18	Amount of Checks	$115,617.83
Number of Other Debits	9	Amount of Other Debits	$11,545.25
		Statement Ending Balance	$2,298,135.16
Number of Enclosures	18
		Service Charge	$29.70
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/12		$7,200.00	CA BANKING CENTER DEPOSIT	254005760159701
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1214	$8,227.69	03/02	6692319190	1223		$3,844.10	03/09	7092901709
1215	$1,497.60	03/04	5992106929	1224		$1,000.00	03/08	8782222775
1216	$5,958.81	03/05	8292561618	1225		$18,678.98	03/17	6292591070
1217	$94.64	03/10	9892703678	1226		$1,000.00	03/17	1182741813
1218	$5,712,48	03/05	8792473245	1227		$160.28	03/24	9992605368
1219	$25,427.70	03/10	6092027805	1228		$8,988.33	03/17	1182741459
1220	$3,493.60	03/08	8782222774	1229		$4,384.28	03/29	8092211783
1221	$11,582.90	03/10	6092305695	10033	*	$4,450.68	03/05	8892099085
1222	$6,605.40	03/10	6092305696	10034		$4,510.36	03/18	8892662569
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/03		$3,757.63	ADP TX/FINCL SVC DES: ADP – TAX ID: E2Z8V 030408A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	61011673064
03/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900021
03/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900022
03/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900023
03/10		$46.44	ADP PAYROLL FEES DES: ADP – FEES ID: 13Z8V 0091416 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	68004734429
03/17		$3,832.51	ADP TX/FINCL SVC DES: ADP – TAX ID: E2Z8V 031810A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	75003655902
03/24		$46.44	ADP PAYROLL FEES DES: ADP – FEES ID: 13Z8V 0627482 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	82004295129
03/31		$17.70	FDIC ASSESSMENT
03/31		$3,832.53	ADP TX/FINCL SVC DES: ADP – TAX ID: E2Z8V 040112A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	89010608898

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 18
CUSTOMER CONNECTION	Last Statement: 02/26/2010
BANK OF AMERICA, N.A.	This Statement: 03/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC

Page 2 of 3

Bankruptcy Case Number: 0813127KJC
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
02/26	$2,418,098.24	$2,418,098.24	03/12	$2,343,586.57	$2,336,386.57
03/02	$2,409,870.55	$2,409,870.55	03/16	$2,343,586.57	$2,343,154.57
03/03	$2,406,100.92	$2,406,100.92	03/17	$2,311,086.75	$2,311,086.75
03/04	$2,404,603.32	$2,404,603.32	03/18	$2,306,576.39	$2,306,576.39
03/05	$2,388,481.35	$2,388,481.35	03/24	$2,306,369.67	$2,306,369.67
03/08	$2,383,987.75	$2,383,987.75	03/29	$2,301,985.39	$2,301,985.39
03/09	$2,380,143.65	$2,380,143.65	03/31	$2,298,135.16	$2,298,135.16
03/10	$2,336,386.57	$2,336,386.57

Account Number 9146
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 18
BANK OF AMERICA, N.A.	Last Statement: 02/26/2010
DALLAS, TEXAS 75283-2406	This Statement: 03/31/2010

Customer Service 1-800-342-7722
PFF BANCORP, INC

Page 3 of 3

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Bancorp, Inc.
Transaction Detail by Account
March 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
03/01/2010	General Journal	247			-SPLIT-	-8,254.75	-8,254.75
03/02/2010	General Journal	250			-SPLIT-	-11,582.90	-19,837.65
03/02/2010	General Journal	251			-SPLIT-	-3,844.10	-23,681.75
03/02/2010	General Journal	250			-SPLIT-	-6,605.40	-30,287.15
03/02/2010	General Journal	249			-SPLIT-	-3,493.60	-33,780.75
03/02/2010	General Journal	248			-SPLIT-	-25,427.70	-59,208.45
03/03/2010	General Journal	253			-SPLIT-	-18,678.98	-77,887.43
03/03/2010	General Journal	252			-SPLIT-	-33.62	-77,921.05
03/12/2010	General Journal	254			-SPLIT-	-1,000.00	-78,921.05
03/12/2010	General Journal	255			-SPLIT-	7,200.00	-71,721.05
03/12/2010	General Journal	256			-SPLIT-	-160.28	-71,881.33
03/13/2010	General Journal	257			-SPLIT-	-8,988.33	-80,869.66
03/15/2010	General Journal	258			-SPLIT-	-8,389.31	-89,258.97
03/19/2010	General Journal	259			-SPLIT-	-4,384.28	-93,643.25
03/23/2010	General Journal	260			-SPLIT-	-1,281.60	-94,924.85
03/26/2010	General Journal	261			-SPLIT-	-68.74	-94,993.59
03/27/2010	General Journal	263			-SPLIT-	-8,399.82	-103,393.41
03/27/2010	General Journal	262			-SPLIT-	-5,725.14	-109,118.55
03/30/2010	General Journal	265			-SPLIT-	-1,524.14	-110,642.69
03/30/2010	General Journal	267			-SPLIT-	-9,893.17	-120,535.86
03/30/2010	General Journal	266			-SPLIT-	-2,946.78	-123,482.64

Total for B of A Checking						-123,482.64
Prepaid — Moffett
03/30/2010	General Journal	264			-SPLIT-	-8,560.11	-8,560.11

Total for Prepaid — Moffett						-8,560.11
Refunds-Allowances
03/12/2010	General Journal	255			-SPLIT-	7,200.00	7,200.00

Total for Refunds-Allowances						7,200.00
Bank Charges
03/03/2010	General Journal	252			-SPLIT-	33.62	33.62

Total for Bank Charges						33.62
Blank Rome — Expenses
03/03/2010	General Journal	253			-SPLIT-	188.18	188.18

Total for Blank Rome — Expenses						188.18
Blank Rome — Fees
03/02/2010	General Journal	250			-SPLIT-	6,605.40	6,605.40
03/02/2010	General Journal	250			-SPLIT-	11,582.90	18,188.30
03/03/2010	General Journal	253			-SPLIT-	18,490.80	36,679.10

Total for Blank Rome — Fees						36,679.10
Contractor — Talbott
03/13/2010	General Journal	257			-SPLIT-	8,625.00	8,625.00
03/27/2010	General Journal	262			-SPLIT-	5,687.50	14,312.50

Total for Contractor — Talbott						14,312.50

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Contractor — Talbott — Expenses
03/13/2010	General Journal	257			-SPLIT-	363.33	363.33
03/27/2010	General Journal	262			-SPLIT-	37.64	400.97

Total for Contractor — Talbott — Expenses						400.97
JH Cohn — Fees
03/02/2010	General Journal	249			-SPLIT-	3,493.60	3,493.60

Total for JH Cohn — Fees						3,493.60
Kurtzman Carson
03/19/2010	General Journal	259			-SPLIT-	4,384.28	4,384.28

Total for Kurtzman Carson						4,384.28
Legal & Professional Fees
03/12/2010	General Journal	254			-SPLIT-	1,000.00	1,000.00
03/30/2010	General Journal	264			-SPLIT-	8,560.11	9,560.11

Total for Legal & Professional Fees						9,560.11
Office Expenses
03/01/2010	General Journal	247			-SPLIT-	46.44	46.44
03/15/2010	General Journal	258			-SPLIT-	46.44	92.88
03/23/2010	General Journal	260			-SPLIT-	1,281.60	1,374.48
03/27/2010	General Journal	263			-SPLIT-	56.94	1,431.42

Total for Office Expenses						1,431.42
Payroll
03/01/2010	General Journal	247			-SPLIT-	3,757.63	3,757.63
03/01/2010	General Journal	247			-SPLIT-	4,450.68	8,208.31
03/15/2010	General Journal	258			-SPLIT-	3,832.51	12,040.82
03/27/2010	General Journal	263			-SPLIT-	4,510.35	16,551.17
03/27/2010	General Journal	263			-SPLIT-	3,832.53	20,383.70
03/30/2010	General Journal	268			-SPLIT-	4,510.36	24,894.06

Total for Payroll						24,894.06
PHJW Expenses
03/15/2010	General Journal	258			-SPLIT-	4,510.36	4,510.36
03/30/2010	General Journal	268			-SPLIT-	-4,510.36	0.00
03/30/2010	General Journal	267			-SPLIT-	17.97	17.97

Total for PHJW Expenses						17.97
PHJW Fees
03/02/2010	General Journal	248			-SPLIT-	25,427.70	25,427.70
03/30/2010	General Journal	267			-SPLIT-	9,875.20	35,302.90

Total for PHJW Fees						35,302.90
Postage
03/12/2010	General Journal	256			-SPLIT-	107.78	107.78
03/26/2010	General Journal	261			-SPLIT-	18.74	126.52

Total for Postage						126.52
RLF — Fees
03/02/2010	General Journal	251			-SPLIT-	3,844.10	3,844.10
03/30/2010	General Journal	265			-SPLIT-	1,432.00	5,276.10
03/30/2010	General Journal	266			-SPLIT-	2,912.40	8,188.50

Total for RLF — Fees						8,188.50
RLF Expenses
03/30/2010	General Journal	265			-SPLIT-	92.14	92.14
03/30/2010	General Journal	266			-SPLIT-	34.38	126.52

Total for RLF Expenses						126.52
Travel
03/12/2010	General Journal	256			-SPLIT-	52.50	52.50
03/26/2010	General Journal	261			-SPLIT-	50.00	102.50

Total for Travel						102.50

Journal Entry	Entry #: 247
Date: 03/01/2010

Account	Debit	Credit

Payroll	$4,450.68
Payroll	$3,757.63
Office Expenses	$46.44
B of A Checking		$8,254.75

Totals	$8,254.75	$8,254.75
Memo: McCarthy 2/13 — 2/26/10

Journal Entry	Entry #: 250
Date: 03/02/2010

Account	Debit	Credit

Blank Rome — Fees	$11,582.90
Blank Rome — Fees	$6,605.40
B of A Checking		$11,582.90
B of A Checking		$6,605.40

Totals	$18,188.30	$18,188.30
Memo: 20% Holdback 8/1 — 11/30/09

Journal Entry	Entry #: 251
Date: 03/02/2010

Account	Debit	Credit

RLF — Fees	$3,844.10
B of A Checking		$3,844.10

Totals	$3,844.10	$3,844.10
Memo: 20% Holdback 8/1 — 11/30/09

Journal Entry	Entry #: 250
Date: 03/02/2010

Account	Debit	Credit

Blank Rome — Fees	$11,582.90
Blank Rome — Fees	$6,605.40
B of A Checking		$11,582.90
B of A Checking		$6,605.40

Totals	$18,188.30	$18,188.30
Memo: 20% Holdback 8/1 — 11/30/09

Journal Entry	Entry #: 249
Date: 03/02/2010

Account	Debit	Credit

JH Cohn — Fees	$3,493.60
B of A Checking		$3,493.60

Totals	$3,493.60	$3,493.60
Memo: 20% Holdback 8/1 — 11/30/09

Journal Entry	Entry #: 248
Date: 03/02/2010

Account	Debit	Credit

PHJW Fees	$25,427.70
B of A Checking		$25,427.70

Totals	$25,427.70	$25,427.70
Memo: 20% Holdback 8/1 — 11/30/09

Journal Entry	Entry #: 253
Date: 03/03/2010

Account	Debit	Credit

Blank Rome — Fees	$18,490.80
Blank Rome — Expenses	$188.18
B of A Checking		$18,678.98

Totals	$18,678.98	$18,678.98
Memo: 10/1 — 10/31/09

Journal Entry	Entry #: 252
Date: 03/03/2010

Account	Debit	Credit

Bank Charges	$33.62
B of A Checking		$33.62

Totals	$33.62	$33.62
Memo: Feb B of A

Journal Entry	Entry #: 254
Date: 03/12/2010

Account	Debit	Credit

Legal & Professional	$1,000.00
B of A Checking		$1,000.00

Totals	$1,000.00	$1,000.00
Memo: Ken Smith — Assistance to Moffett & Grigorian — March

Journal Entry	Entry #: 255
Date: 03/12/2010

Account	Debit	Credit

B of A Checking	$7,200.00
Refunds-Allowances		$7,200.00

Totals	$7,200.00	$7,200.00
Memo: Barney & Barney — Insurance Premium Refund

Journal Entry	Entry #: 256
Date: 03/12/2010

Account	Debit	Credit

Postage	$107.78
Travel	$52.50
B of A Checking		$160.28

Totals	$160.28	$160.28
Memo: McCarthy Expenses 2/27 — 3/12/10

Journal Entry	Entry #: 257
Date: 03/13/2010

Account	Debit	Credit

Contractor — Talbott	$8,625.00
Contractor — Talbott	$363.33
B of A Checking		$8,988.33

Totals	$8,988.33	$8,988.33
Memo: 2/28 — 3/13/10

Journal Entry	Entry #: 258
Date: 03/15/2010

Account	Debit	Credit

PHJW Expenses	$4,510.36
Payroll	$3,832.51
Office Expenses	$46.44
B of A Checking		$8,389.31

Totals	$8,389.31	$8,389.31
Memo: McCarthy 2/27 — 3/12/10

Journal Entry	Entry #: 259
Date: 03/19/2010

Account	Debit	Credit

Kurtzman Carson	$4,384.28
B of A Checking		$4,384.28

Totals	$4,384.28	$4,384.28
Memo: 2/1 — 2/28/10

Journal Entry	Entry #: 260
Date: 03/23/2010

Account	Debit	Credit

Office Expenses	$1,281.60
B of A Checking		$1,281.60

Totals	$1,281.60	$1,281.60
Memo: Pure Compliance 3/23/10 8-K

Journal Entry	Entry #: 261
Date: 03/26/2010

Account	Debit	Credit

Travel	$50.00
Postage	$18.74
B of A Checking		$68.74

Totals	$68.74	$68.74
Memo: McCarthy 3/13 — 26

Journal Entry	Entry #: 263
Date: 03/27/2010

Account	Debit	Credit

Payroll	$4,510.35
Payroll	$3,832.53
Office Expenses	$56.94
B of A Checking		$8,399.82

Totals	$8,399.82	$8,399.82
Memo: McCarthy 3/13 — 3/26/10

Journal Entry	Entry #: 262
Date: 03/27/2010

Account	Debit	Credit

Contractor — Talbott	$5,687.50
Contractor — Talbott	$37.64
B of A Checking		$5,725.14

Totals	$5,725.14	$5,725.14
Memo: 3/14 — 3/27/10

Journal Entry	Entry #: 265
Date: 03/30/2010

Account	Debit	Credit

RLF — Fees	$1,432.00
RLF Expenses	$92.14
B of A Checking		$1,524.14

Totals	$1,524.14	$1,524.14
Memo: December 2009

Journal Entry	Entry #: 267
Date: 03/30/2010

Account	Debit	Credit

PHJW Fees	$9,875.20
PHJW Expenses	$17.97
B of A Checking		$9,893.17

Totals	$9,893.17	$9,893.17
Memo: January 2010

Journal Entry	Entry #: 266
Date: 03/30/2010

Account	Debit	Credit

RLF — Fees	$2,912.40
RLF Expenses	$34.38
B of A Checking		$2,946.78

Totals	$2,946.78	$2,946.78
Memo: January 2010

PFF Bancorp, Inc.
Profit & Loss
March 2010

Total
Income
Refunds-Allowances	7,200.00

Total Income	$7,200.00
Expenses
Bank Charges	33.62
Blank Rome — Expenses	188.18
Blank Rome — Fees	36,679.10
Contractor — Talbott	14,312.50
Contractor — Talbott — Expenses	400.97
JH Cohn — Fees	3,493.60
Kurtzman Carson	4,384.28
Legal & Professional Fees	9,560.11
Office Expenses	1,431.42
Payroll	24,894.06
PHJW Expenses	17.97
PHJW Fees	35,302.90
Postage	126.52
RLF — Fees	8,188.50
RLF Expenses	126.52
Travel	102.50

Total Expenses	$139,242.75

Net Operating Income	$-132,042.75

Net Income	$-132,042.75

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — March 31, 2010

Total
Income
Interest Income	33,315.22
Refunds-Allowances	17,200.00
Workers Comp Experience Refund	10,563.00

Total Income	$61,078.22
Expenses
Accrued Expenses	0.00
Bank Charges	760.26
Blank Rome — Expenses	14,066.81
Blank Rome — Fees	302,660.20
Contractor — Talbott	373,493.25
Contractor — Talbott — Expenses	1,230.03
Interest Expense	0.99
JH Cohn — Expenses	5,334.21
JH Cohn — Fees	280,067.50
Kurtzman Carson	143,056.04
Legal & Professional Fees	225,616.29
Office Expenses	31,416.17
Payroll	427,018.95
PHJW Expenses	18,892.99
PHJW Fees	972,412.20
Postage	1,229.96
Progressive Reimb	-202,416.95
RLF — Fees	102,106.50
RLF Expenses	2,949.06
Supplies	383.11
Taxes & Licenses	1,573.23
Travel	11,700.55
US Trustee	21,774.01

Total Expenses	$2,735,325.36

Net Operating Income	$-2,674,247.14
Other Income
Other Income	125,750.46

Total Other Income	$125,750.46
Other Expenses
Charge Off Invest in PFF B&T	142,517,693.00
Miscellaneous	2,000.00

Total Other Expenses	$142,519,693.00

Net Other Income	$-142,393,942.54

Net Income	$-145,068,189.68

PFF Bancorp, Inc.
Balance Sheet
As of March 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	2,272,158.00
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$3,972,158.00
Other Current Assets
Prepaid — Moffett	229.89

Total Other Current Assets	$229.89

Total Current Assets	$3,972,387.89
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	0.00
Stock Options Granted	24,911,967.00
Travellers Tail	0.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00

Total
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,035,823.78

TOTAL ASSETS	$15,008,211.67

LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00

Total
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-144,737,457.70
Net Income	-408,380.63

Total Equity	$-102,421,844.33

TOTAL LIABILITIES AND EQUITY	$15,008,211.67

In re PFF Bancorp, Inc.	Case No. 08-13127
	Reporting Period:	3/1/10 – 3/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Bancorp, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 3/1/10 – 3/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	April 19, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE FILING
	BANK ACCOUNTS				CURRENT MONTH		TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$96,298.42				$96,298.42		$31,278.00

CASH SALES							$3,516.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$30,277.00
OTHER (ATTACH LIST)[1]	$451.71				$451.71		$54,008.65
TRANSFERS (FROM DIP ACCTS)							$196,027.42

TOTAL RECEIPTS	$451.71				$451.71		$283,829.09

NET PAYROLL							$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES							$124,519.58
INSURANCE
ADMINISTRATIVE	$560.74				$560.74		$59,093.45
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)							$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$3,250.00
COURT COSTS
TOTAL DISBURSEMENTS	$560.74				$560.74		$218,917.70

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(109.03)				$(109.03)		$64,911.39

CASH — END OF MONTH	$96,189.39				$96,189.39		$96,189.39

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] California Financial Partners — February ‘10	$451.71
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$560.74
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$560.74

Account 9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 3/31/10

Balance per Bank		$96,181.65

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
March service charge on bank not on books		$7.74

Balance per Books		$96,189.39

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9162 01 01 149 01 M0000 E# 2
CUSTOMER CONNECTION BANK OF AMERICA, N.A.	Last Statement: 02/26/2010 This Statement: 03/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	02/27/2010 – 03/31/2010	Statement Beginning Balance	$96,395.73
Number of Deposits/Credits	2	Amount of Deposits/Credits	$893.66
Number of Checks	2	Amount of Checks	$1,100.00
Number of Other Debits	3	Amount of Other Debits	$7.74
		Statement Ending Balance	$96,181.65
Number of Enclosures	2
		Service Charge	$7.74
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/01		$441.95	CA BANKING CENTER DEPOSIT	235306460688798
03/19		$451.71	CA BANKING CENTER DEPOSIT	254005460517723
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1114	$550.00	03/01	6092819326	1115	$550.00	03/30	6292785039
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900024
03/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900025
03/31		$0.74	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
02/26	$96,395.73	$96,395.73	03/19	$96,732.39	$96,280.68
03/01	$96,287.68	$95,845.73	03/24	$96,732.39	$96,705.29
03/03	$96,280.68	$95,838.73	03/25	$96,732.39	$96,732.39
03/04	$96,280.68	$96,254.17	03/30	$96,182.39	$96,182.39
03/05	$96,280.68	$96,280.68	03/31	$96,181.65	$96,181.65

Account Number 9162
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 2
BANK OF AMERICA, N.A.	Last Statement: 02/26/2010
DALLAS, TEXAS 75283-2406	This Statement: 03/31/2010

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
Page 2 of 2

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
March 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance

B of A Checking
03/03/2010	General Journal	213			-SPLIT-	-10.74	-10.74
03/19/2010	General Journal	214			-SPLIT-	451.71	440.97
03/21/2010	General Journal	215			-SPLIT-	-550.00	-109.03

Total for B of A Checking						-109.03
CA Financial Ptnr Income
03/19/2010	General Journal	214			-SPLIT-	451.71	451.71

Total for CA Financial Ptnr Income						451.71
Bank Charges
03/03/2010	General Journal	213			-SPLIT-	10.74	10.74

Total for Bank Charges						10.74
Reliable Self Storage
03/21/2010	General Journal	215			-SPLIT-	550.00	550.00

Total for Reliable Self Storage						550.00

Journal Entry	Entry #: 213
Date: 03/03/2010

Account	Debit	Credit

Bank Charges	$10.74
B of A Checking		$10.74

Totals	$10.74	$10.74
Memo: Feb B of A

Journal Entry	Entry #: 214
Date: 03/19/2010

Account	Debit	Credit

B of A Checking	$451.71
CA Financial Ptnr Income		$451.71

Totals	$451.71	$451.71
Memo: February 2010 — 12th of 48

Journal Entry	Entry #: 215
Date: 03/21/2010

Account	Debit	Credit

Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00
Memo: April ‘10

Glencrest Investment Advisors, Inc. Profit & Loss
March 2010

Total
Income
CA Financial Ptnr Income	451.71

Total Income	$451.71
Expenses
Bank Charges	10.74
Reliable Self Storage	550.00

Total Expenses	$560.74

Net Operating Income	$-109.03

Net Income	$-109.03

Glencrest Investment Advisors, Inc. Profit & Loss
December 5, 2008 — March 31, 2010

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	6,237.22
Fees Billed	3,124.12
Misc Asset Sales — Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$98,866.47
Expenses
Bank Charges	378.99
Computek I.T.	1,275.00
I 365 Data Storage	20,751.64
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,603.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	5,487.74
Rent — Claremont	93,547.58
Rent — Palm Desert	32,194.67
Supplies	-233.34
Taxes & Licenses	2,480.41
US Trustee	3,250.00
Utilities	2,500.98
Utilities — Gas Co	939.56
Utilities — Phone and Data	13,180.03
Utilities — SCE	7,260.65
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$214,409.15

Net Operating Income	$-115,542.68
Other Income
Other Income	12,419.88

Total Other Income	$12,419.88
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$12,365.77

Net Income	$-103,176.91

Glencrest Investment Advisors, Inc.
Balance Sheet
As of March 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	96,189.39
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$96,189.39

Total Current Assets	$96,189.39
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$727,961.39

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00
Equity
APIC	6,870,597.00

Total
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	2,474.90
Net Income	3,035.49

Total Equity	$669,123.39

TOTAL LIABILITIES AND EQUITY	$727,961.39

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 3/1/10 – 3/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 3/1/10 – 3/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	April 19, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,410,207.55				$1,410,207.55		$1,186,035.00

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)							$227,179.23

TOTAL RECEIPTS							$227,179.23

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$20.86				$20.86		$1,303.20
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,625.00
COURT COSTS
TOTAL DISBURSEMENTS	$20.86				$20.86		$3,027.54

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(20.86)				$(20.86)		$224,151.69

CASH — END OF MONTH	$1,410,186.69				$1,410,186.69		$1,410,186.69

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$20.86
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$20.86

Account 9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 3/31/10

Balance per Bank		$1,410,163.83

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
March service charge on bank not on books		$22.86

Balance per Books		$1,410,186.69

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9188
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 02/26/2010
BANK OF AMERICA, N.A.	This Statement: 03/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD,
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	02/27/2010 – 03/31/10	Statement Beginning Balance	$1,410,186.69
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	4	Amount of Other Debits	$22.86
		Statement Ending Balance	$1,410,163.83
Number of Enclosures	0
		Service Charge	$22.86
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900026
03/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900027
03/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900028
03/31		$10.86	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
02/26	$1,410,186.69	$1,410,186.69	03/31	$1,410,163.83	$1,410,163.83
03/03	$1,410,174.69	$1,410,174.69

Account Number 9188
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 02/26/2010
DALLAS, TEXAS 75283-2406	This Statement: 03/31/2010

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
March 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
03/03/2010	General Journal	30			-SPLIT-	-20.86	-20.86

Total for B of A Checking						-20.86
Bank Charges
03/03/2010	General Journal	30			-SPLIT-	20.86	20.86

Total for Bank Charges						20.86

Journal Entry	Entry #: 30

Date: 03/03/2010

Account	Debit	Credit

Bank Charges	$20.86
B of A Checking		$20.86

Totals	$20.86	$20.86

Memo: Feb B of A

Diversified Builder Services, Inc.
Profit & Loss
March 2010

Total
Income
Total Income
Expenses
Bank Charges	20.86

Total Expenses	$20.86

Net Operating Income	$-20.86

Net Income	$-20.86

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — March 31, 2010

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Appraisal Services	1,000.00
Bank Charges	303.20
Taxes & Licenses	0.00
U S Trustee	1,625.00

Total Expenses	$2,928.20

Net Operating Income	$224,251.03
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$224,151.69

Diversified Builder Services, Inc.
Balance Sheet
As of March 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,410,186.69
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,410,186.69

Total Current Assets	$1,410,186.69
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,677,087.31

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings	224,522.13
Net Income	-370.44

Total Equity	$-16,614,300.31

TOTAL LIABILITIES AND EQUITY	$-1,677,087.31

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 3/1/10 – 3/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91 + days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 3/1/10 – 3/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	April 19, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$24,012.56				$24,012.56		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$12.18				$12.18		$99.66
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,625.00
COURT COSTS
TOTAL DISBURSEMENTS	$12.18				$12.18		$1,724.66

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(12.18)				$(12.18)		$(1,724.66)

CASH — END OF MONTH	$24,000.38				$24,000.38		$24,000.38

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$12.18
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$12.18

Account 8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 3/31/10

Balance per Bank		$23,993.20

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
March service charge on bank not on books		$7.18

Balance per Books		$24,000.38

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8192
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 02/26/2010
BANK OF AMERICA, N.A.	This Statement: 03/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	02/27/2010 – 03/31/10	Statement Beginning Balance	$24,000.38
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	3	Amount of Other Debits	$7.18
		Statement Ending Balance	$23,993.20
Number of Enclosures	0
		Service Charge	$7.18
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900016
03/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900017
03/31		$0.18	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
02/26	$24,000.38	$24,000.38	03/31	$23,993.20	$23,993.20
03/03	$23,993.38	$23,993.38

Account Number 8192
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 02/26/2010
DALLAS, TEXAS 75283-2406	This Statement: 03/31/2010

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
March 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
03/03/2010	General Journal	26			-SPLIT-	-12.18	-12.18

Total for B of A Checking						-12.18
Bank Charges
03/03/2010	General Journal	26			-SPLIT-	12.18	12.18

Total for Bank Charges						12.18

Journal Entry	Entry #: 26
Date: 03/03/2010

Account	Debit	Credit

Bank Charges	$12.18
B of A Checking		$12.18

Totals	$12.18	$12.18
Memo: Feb B of A

PFF Real Estate Services, Inc.
Profit & Loss
March 2010

Total
Income
Total Income
Expenses
Bank Charges	12.18

Total Expenses	$12.18

Net Operating Income	$-12.18

Net Income	$-12.18

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — March 31, 2010

Total
Income
Total Income
Expenses
Bank Charges	99.66
U S Trustee	1,625.00

Total Expenses	$1,724.66

Net Operating Income	$-1,724.66
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-1,724.62

PFF Real Estate Services, Inc.
Balance Sheet
As of March 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	24,000.38
PFF Checking	0.00

Total Bank Accounts	$24,000.38

Total Current Assets	$24,000.38

TOTAL ASSETS	$24,000.38

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	-1,384.87
Net Income	-339.75

Total Equity	$24,000.38

TOTAL LIABILITIES AND EQUITY	$24,000.38

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 3/1/10 – 3/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services, Inc.
       Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 3/1/10 – 3/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	April 19, 2010
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

					CURRENT		CUMULATIVE
	BANK ACCOUNTS				MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$85,477.63				$85,477.63		$44,046.24

CASH SALES	$154.82				$154.82		$43,061.14
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$154.82				$154.82		$43,368.36

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$10.66				$10.66		$167.81
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,625.00
COURT COSTS
TOTAL DISBURSEMENTS	$10.66				$10.66		$1,792.81

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$144.16				$144.16		$41,575.55

CASH — END OF MONTH	$85,621.79				$85,621.79		$85,621.79

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$10.66
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$10.66

Account 8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 3/31/10

Balance per Bank		$85,609.13

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
March service charge on bank not on books		$12.66

Balance per Books		$85,621.79

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 3/1/10 – 3/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8202
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 02/26/2010
BANK OF AMERICA, N.A.	This Statement: 03/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2

CLAREMONT CA 91711	Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	02/27/2010 – 03/31/10	Statement Beginning Balance	$85,466.97
Number of Deposits/Credits	1	Amount of Deposits/Credits	$154.82
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	4	Amount of Other Debits	$12.66
		Statement Ending Balance	$85,609.13
Number of Enclosures	0
		Service Charge	$12.66
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/04		$154.82	CA BANKING CENTER DEPOSIT	299706460847456
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
03/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900018
03/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900019
03/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900020
03/31		$0.66	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
02/26	$85,466.97	$85,466.97	03/09	$85,609.79	$85,600.51
03/03	$85,454.97	$85,454.97	03/10	$85,609.79	$85,609.79
03/04	$85,609.79	$85,454.97	03/31	$85,609.13	$85,609.13

Account Number 8202
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 02/26/2010
DALLAS, TEXAS 75283-2406	This Statement: 03/31/2010

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
March 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
03/03/2010	General Journal	78			-SPLIT-	-10.66	-10.66
03/03/2010	General Journal	80			-SPLIT-	154.82	144.16
03/03/2010	General Journal	79R			-SPLIT-	-154.62	-10.46
03/03/2010	General Journal	79			-SPLIT-	154.62	144.16

Total for B of A Checking						144.16
Fees Billed
03/03/2010	General Journal	80			-SPLIT-	154.82	154.82
03/03/2010	General Journal	79R			-SPLIT-	-154.62	0.20
03/03/2010	General Journal	79			-SPLIT-	154.62	154.82

Total for Fees Billed						154.82
Bank Charges
03/03/2010	General Journal	78			-SPLIT-	10.66	10.66

Total for Bank Charges						10.66

Journal Entry	Entry #: 78
Date: 03/03/2010

Account	Debit	Credit

Bank Charges	$10.66
B of A Checking		$10.66

Totals	$10.66	$10.66
Memo: Feb B of A

Journal Entry	Entry #: 80
Date: 03/03/2010

Account	Debit	Credit

B of A Checking	$154.82
Fees Billed		$154.82

Totals	$154.82	$154.82
Memo: Long Term Pfd Care

Journal Entry	Entry #: 79R
Date: 03/03/2010

Account	Debit	Credit

B of A Checking		$154.62
Fees Billed	$154.62

Totals	$154.62	$154.62
Memo: Reverse of JE 79 — Long Term Pfd Care

Journal Entry	Entry #: 79
Date: 03/03/2010

Account	Debit	Credit

B of A Checking	$154.62
Fees Billed		$154.62

Totals	$154.62	$154.62
Memo: Long Term Pfd Care

Glencrest Insurance Services, Inc.
Profit & Loss
March 2010

Total
Income
Fees Billed	154.82

Total Income	$154.82
Expenses
Bank Charges	10.66

Total Expenses	$10.66

Net Operating Income	$144.16

Net Income	$144.16

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — March 31, 2010

Total
Income
Fees Billed	43,061.14

Total Income	$43,061.14
Expenses
Bank Charges	167.81
Taxes & Licenses	0.00
US Trustee	1,625.00

Total Expenses	$1,792.81

Net Operating Income	$41,268.33
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$41,575.55

Glencrest Insurance Services, Inc.
Balance Sheet
As of March 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	85,621.79
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$85,621.79

Total Current Assets	$85,621.79
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$138,016.79

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	34,193.43
Net Income	7,382.12

Total Equity	$102,144.79

TOTAL LIABILITIES AND EQUITY	$138,016.79

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 3/1/10 – 3/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Insurance Services, Inc.
       Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X